UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:    August 31,
Date of reporting period: August 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

 SM

Citi
Institutional Tax Free Reserves

 ANNUAL REPORT

AUGUST 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Institutional Tax Free Reserves

Annual Report • August 31, 2007

	What’s Inside	Letter from the Chairman	I

		Fund Overview	1

		Portfolio at a Glance – Tax Free Reserves Portfolio	4

		Fund Expenses	5

		Fund Performance	7

		Historical Performance	7

		Citi Institutional Tax Free Reserves

		Statement of Assets and Liabilities	8

		Statement of Operations	9
	Fund Objective
		Statements of Changes in Net Assets	10
	To provide its shareholders with high levels of current income exempt from federal income taxes*; preservation of capital and liquidity.
		Financial Highlights	11

		Notes to Financial Statements	12

		Report of Independent Registered Public Accounting Firm	20

		Additional Information	21

		Important Tax Information	27

		Tax Free Reserves Portfolio

		Schedule of Investments	28

		Statement of Assets and Liabilities	45

		Statement of Operations	46

		Statements of Changes in Net Assets	47

*	A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT) and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser or legal advisor.	Financial Highlights	48

		Notes to Financial Statements	49

		Report of Independent Registered Public Accounting Firm	55

		Additional Information	56

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy produced mixed results during the 12-month reporting period ended August 31, 2007. After a 1.1% advance in the third quarter of 2006, U.S. gross domestic product (“GDP”)i expanded 2.1% in the fourth quarter. In the first quarter of 2007, GDP growth was a mere 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected.

          Abrupt tightening in the credit markets and economic strains late in the fiscal year prompted action by the Federal Reserve Board (“Fed”)ii. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, after the close of the reporting period, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. In its statement accompanying the September 2007 meeting, the Fed stated: “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

          During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, after falling during the first three months of 2007, yields moved steadily higher during much of the second quarter of the year. This was due, in

CitiSM Institutional Tax Free Reserves	I

part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions who found it much more costly to attract funding. Certain sectors of the U.S. money markets, such as asset-backed commercial paper, came under increased scrutiny because the underlying assets for many programs are mortgage-backed securities. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended August 31, 2007, two-year Treasury yields moved from 4.79% to 4.15%. Over the same period, 10-year Treasury yields fell from 4.74% to 4.54%.

          During the fiscal year, the yields available from tax-free money market instruments fluctuated given the changing short-term interest rate environment.

          The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

          Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is

II	CitiSM Institutional Tax Free Reserves

not in a position to predict the outcome of these requests and investigations.

          Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

          As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2007

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

CitiSM Institutional Tax Free Reserves	III

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Fund Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Over the preceding 12 months, we have seen some significant changes in the market. At the beginning of the period, the economy was experiencing robust growth and the market was focused on inflation and was debating whether or not the Federal Reserve Board (“Fed”)i would need to raise short-term interest rates. By the end of the period, the economy seemed to be faltering and market participants were focusing on the prospects for future growth in light of the weakened housing market. Throughout the period, investor expectations seemed to swing from one extreme to the other. As the fiscal year ended, concerns were clearly focused on the risks associated with slower growth and expectations for an imminent lowering of short-term rates by the Fed. In mid-September 2007, after the fiscal year ended, the Fed reduced the federal funds rateii from 5.25% to 4.75%.

          These market conditions and concerns arose from the subprime mortgage market. While representing only a small fraction of the fixed-income markets, the disruptions in this sector (higher than expected default experience) reverberated throughout all sectors of the fixed-income markets, including asset-backed commercial paper.

Performance Review

As of August 31, 2007, the seven-day current yield for CitiSM Institutional Tax Free Reserves was 3.73% and its seven-day effective yield, which reflects compounding, was 3.80%.1

          Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 3.51% and the seven-day effective yield would have been 3.58%.

          Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

          The Fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Institutional Tax Free Reserves 2007 Annual Report	1

CitiSM Institutional Tax Free Reserves Yields as of August 31, 2007 (unaudited)

Seven-day current yield[1]	3.73%

Seven-day effective yield[1]	3.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate.

Current expense reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 3.51% and the seven-day effective yield would have been 3.58%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance?

A. During the period, we maintained our strategy of investing in only top tier securities with an emphasis on diversification. Throughout the reporting period, the Fund held a combination of municipal notes, tax exempt commercial paper, and Variable Rate Demand Notes (“VRDNs”)iii. Supply pressure from the voluminous issuance of Tender Option Bond Floaters, (a synthetic form of VRDNs that are created by depositing assets into a trust), led rates on variable rate instruments to move higher throughout the reporting period. We, therefore, overweighed the portfolio in VRDNs and Tender Option Bond Floaters to capture these higher rates.

Q.	Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s positioning over the period.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	CitiSM Institutional Tax Free Reserves 2007 Annual Report

          Thank you for your investment in CitiSM Institutional Tax Free Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 18, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

CitiSM Institutional Tax Free Reserves 2007 Annual Report	3

Portfolio at a Glance (unaudited)

Tax Free Reserves Portfolio

Investment Breakdown

4	CitiSM Institutional Tax Free Reserves 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2007 and held for the six months ended August 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)

CitiSM Institutional Tax Free Reserves	1.79%	$1,000.00	$1,017.90	0.20%	$1.02

(1)	For the six months ended August 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

CitiSM Institutional Tax Free Reserves 2007 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)

CitiSM Institutional Tax Free Reserves	5.00%	$1,000.00	$1,024.20	0.20%	$1.02

(1)	For the six months ended August 31, 2007.

(2)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

6	CitiSM Institutional Tax Free Reserves 2007 Annual Report

Fund Performance (unaudited)

Total Returns

All Periods Ended August 31, 2007	One Year	Five Years*	Ten Years*

CitiSM Institutional Tax Free Reserves	3.51%	2.04%	2.56%

iMoneyNet, Inc. Institutional Tax Free Money Market Funds Average	3.28	1.81	2.34

* Average Annual Total Return

7-Day Yields(1)

Annualized Current	3.73%

Effective	3.80

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note:	A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields For CitiSM Institutional Tax Free Reserves vs. iMoneyNet, Inc. Institutional Tax Free Money Market Funds Average

As illustrated, CitiSM Institutional Tax Free Reserves provided a higher annualized seven-day yield compared to that of the iMoneyNet, Inc. Institutional Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one year period.

CitiSM Institutional Tax Free Reserves 2007 Annual Report	7

Statement of Assets and Liabilities (August 31, 2007)

ASSETS:
Investment in Tax Free Reserves Portfolio, at value	$1,459,912,176
Prepaid expenses	19,902

Total Assets	1,459,932,078

LIABILITIES:
Distributions payable	506,393
Investment management fee payable	50,956
Trustees’ fees payable	10,924
Accrued expenses	84,290

Total Liabilities	652,563

Total Net Assets	$1,459,279,515

NET ASSETS:
Par value (Note 3)	$14,594
Paid-in capital in excess of par value	1,459,364,666
Undistributed net investment income	26,317
Accumulated net realized loss on investments	(126,062)

Total Net Assets	$1,459,279,515

Shares Outstanding	1,459,379,260

Net Asset Value	$1.00

See Notes to Financial Statements.

8	CitiSM Institutional Tax Free Reserves 2007 Annual Report

Statement of Operations (For the year ended August 31, 2007)

INVESTMENT INCOME:
Income from Tax Free Reserves Portfolio	$48,658,446
Allocated net expenses from Tax Free Reserves Portfolio	(1,995,032)

Total Investment Income	46,663,414

EXPENSES:
Distribution fees (Note 2)	1,327,995
Investment management fee (Note 2)	1,245,947
Legal fees	137,792
Registration fees	75,457
Restructuring fees (Note 7)	63,676
Trustees’ fees (Notes 2 and 7)	60,659
Shareholder reports	56,230
Transfer agent fees	39,428
Audit and tax	26,017
Miscellaneous expenses	26,930

Total Expenses	3,060,131
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(2,335,508)

Net Expenses	724,623

Net Investment Income	45,938,791

Net Realized Gain on Investments From Tax Free Reserves Portfolio	58,386

Increase in Net Assets From Operations	$45,997,177

See Notes to Financial Statements.

CitiSM Institutional Tax Free Reserves 2007 Annual Report	9

Statements of Changes in Net Assets (For the years ended August 31,)

	2007	2006

OPERATIONS:
Net investment income	$45,938,791	$49,975,697
Net realized gain (loss)	58,386	(27,501)

Increase in Net Assets From Operations	45,997,177	49,948,196

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(45,938,749)	(49,949,422)

Decrease in Net Assets From Distributions to Shareholders	(45,938,749)	(49,949,422)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	7,783,863,681	10,776,024,120
Reinvestment of distributions	33,048,347	36,742,238
Cost of shares repurchased	(7,654,978,045)	(11,368,292,521)

Increase (Decrease) in Net Assets From Fund Share Transactions	161,933,983	(555,526,163)

Increase (Decrease) in Net Assets	161,992,411	(555,527,389)
NET ASSETS:
Beginning of year	1,297,287,104	1,852,814,493

End of year*	$1,459,279,515	$1,297,287,104

* Includes undistributed net investment income of:	$26,317	$26,275

See Notes to Financial Statements.

10	CitiSM Institutional Tax Free Reserves 2007 Annual Report

Financial Highlights

    For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$1.000		$1.000	$1.000	$1.000	$1.000

Income (Loss) From Operations:
Net investment income	0.035		0.030	0.018	0.008	0.011
Net realized gain (loss)(1)	0.000		(0.000)	(0.000)	(0.000)	(0.000)

Total Income From Operations	0.035		0.030	0.018	0.008	0.011

Less Distributions From:
Net investment income	(0.035)		(0.030)	(0.018)	(0.008)	(0.011)
Net realized gains	—		—	—	—	(0.000	)(1)

Total Distributions	(0.035)		(0.030)	(0.018)	(0.008)	(0.011)

Net Asset Value, End of Year	$1.000		$1.000	$1.000	$1.000	$1.000

Total Return(2)	3.51%		3.00%	1.83%	0.83%	1.07%

Net Assets, End of Year (millions)	$1,459		$1,297	$1,853	$1,051	$976

Ratios to Average Net Assets:
Gross expenses(3)	0.39	%(4)	0.38%	0.45%	0.46%	0.47%
Net expenses(3)(5)(6)	0.20	(4)	0.20	0.20	0.23	0.25
Net investment income	3.46		2.94	1.93	0.82	1.03

(1)	Amount represents less than $0.0005 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.38% and 0.20%, respectively.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 0.20%. Prior to April 27, 2004 the voluntary expense limitation was 0.25%.

See Notes to Financial Statements.

CitiSM Institutional Tax Free Reserves 2007 Annual Report	11

Notes to Financial Statements

1. Organization and Significant Accounting Policies

CitiSM Institutional Tax Free Reserves (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate non-diversified series of CitiFunds Institutional Trust, a Massachusetts business trust registered under the 1940 Act. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the “Portfolio”), a management investment company that has the same investment objective as the Fund.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. The Fund records its investment in the Portfolio at value. The value of such investments reflects the Fund’s proportionate interest (approximately 79.6% at August 31, 2007) in the net assets of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expense, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and net realized gain (loss) of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared as of 12:00 noon Eastern Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substan-

12	CitiSM Institutional Tax Free Reserves 2007 Annual Report

Notes to Financial Statements (continued)

tially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager, and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

          Under investment management agreements, the Fund and the Portfolio pay investment management fees, calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 billion	0.150%	0.100%	0.250%
Next $1 billion	0.150	0.075	0.225
Next $3 billion	0.150	0.050	0.200
Next $5 billion	0.150	0.025	0.175
Over $10 billion	0.150	0.000	0.150

          LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

          During the year ended August 31, 2007, the Fund had a voluntary expense limitation in place of 0.20% of the Fund’s average daily net assets.

          During the year ended August 31, 2007, LMPFA waived a portion of its fees in the amount of $964,608 and reimbursed the Fund for expenses amounting to $42,905.

          Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

          The Fund adopted a Rule 12b-1 distribution plan, under the 1940 Act and under that plan the Fund pays a monthly fee at an annual rate not to exceed 0.10% of the Fund’s average daily net assets. For the year ended August 31, 2007, the distribution fees paid amounted to $1,327,995, all of which was voluntarily waived.

          On July 10, 2006, a retirement plan applicable to the Fund was amended by the Board then overseeing the Fund (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. All of the Trustees comprising the Previous Board (and who had not elected

CitiSM Institutional Tax Free Reserves 2007 Annual Report	13

Notes to Financial Statements (continued)

to retire as of April 2007) elected to receive benefits under the amended plan. Each fund overseen by the Previous Board (including the Fund) paid its pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the funds an amount equal to 50% of these benefits. The Fund’s allocable share of benefits under this amendment was $6,290. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income Tax Information and Distribution to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A

Daily
09/28/2007	$0.002662

          The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2007	2006

Distributions Paid From:
Tax-Exempt Income	$45,938,749	$49,949,422

          As of August 31, 2007, there were no significant differences between the book and tax components of net assets.

          During the taxable year ended August 31, 2007, the Fund utilized $30,227 of its capital loss carryover available from prior years. As of August 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

8/31/2012	$(11,230)
8/31/2013	(114,832)

$(126,062)

          These amounts will be available to offset any future taxable capital gains.

14	CitiSM Institutional Tax Free Reserves 2007 Annual Report

Notes to Financial Statements (continued)

5. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

CitiSM Institutional Tax Free Reserves 2007 Annual Report	15

Notes to Financial Statements (continued)

* * *

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

          On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have the ability to appeal this order.

6. Other Matters

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

          On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

          The Subject Trust is also named in the complaint as a nominal defendant.

          The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related

16	CitiSM Institutional Tax Free Reserves 2007 Annual Report

Notes to Financial Statements (continued)

approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed a notice of appeal.

* * *

          On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Funds. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

7. Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy mate-

CitiSM Institutional Tax Free Reserves 2007 Annual Report	17

Notes to Financial Statements (continued)

rials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and therefore, not subject to expense limitation agreements, if applicable.

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

          On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

9. Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how

18	CitiSM Institutional Tax Free Reserves 2007 Annual Report

Notes to Financial Statements (continued)

such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Portfolio, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities.

CitiSM Institutional Tax Free Reserves 2007 Annual Report	19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Citi Institutional Tax Free Reserves, a series of Legg Mason Partners Institutional Trust (formerly a series of CitiFunds Institutional Trust) as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Institutional Tax Free Reserves as of August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2007

20	CitiSM Institutional Tax Free Reserves 2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the CitiSM Institutional Tax Free Reserves (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	64

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	64	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	64	None

CitiSM Institutional Tax Free Reserves	21

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	64	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	64	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	64

Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	64	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Badson College (since 1992)	64	None

22	CitiSM Institutional Tax Free Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	64	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	64	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	64

Director of Cardinal Financial Corporation (since November 2006);Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	64	None

CitiSM Institutional Tax Free Reserves	23

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustees:
R. Jay Gerken, CFA*** Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	133	Trustee, Consulting Group Capital Markets Funds(2002-2006).

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006);Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

24	CitiSM Institutional Tax Free Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

				N/A	N/A

David Castano Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1971	Controller	Since 2007

Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)

				N/A	N/A

Matthew Plastina Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1970	Controller	Since 2007

Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

				N/A	N/A

CitiSM Institutional Tax Free Reserves	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

***	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and of certain of its affiliates.

26	CitiSM Institutional Tax Free Reserves

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2007 qualify as tax-exempt interest dividends for Federal income tax purposes.

          Please retain this information for your records.

CitiSM Institutional Tax Free Reserves	27

Schedule of Investments (August 31, 2007)
   TAX FREE RESERVES PORTFOLIO

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 98.9%
Alabama — 0.1%
$1,800,000	Southeast Alabama Gas District, Alabama Revenue, Series A, SPA-Societe Generale, 3.980%, 9/4/07 (a)	$1,800,000

Alaska — 0.9%
16,000,000	Valdez, AK, Marine Terminal Revenue, Refunding, BP Pipelines Inc. Project, Series A, 3.940%, 9/4/07 (a)	16,000,000

Arizona — 1.9%
5,700,000	Arizona Tourism & Sports Authority Tax Revenue, Senior Multipurpose Stadium Facility, Series A, AMBAC-Insured, SPA-Royal Bank of Canada, 3.960%, 9/5/07 (a)	5,700,000
1,000,000	McAllister Academic Village Revenue, Arizona State University Project, Series A, AMBAC-Insured, SPA-State Street Bank & Trust, 3.950%, 9/5/07 (a)	1,000,000
7,645,000	Pine Ridge Village/Campus Heights LLC Arizona Revenue, Northern Arizona University Projects, FGIC-Insured, 3.980%, 9/5/07 (a)	7,645,000
20,567,000	Salt River Pima Maricopa Indian Community, LOC-Bank of America N.A., 4.000%, 9/6/07 (a)	20,567,000

	Total Arizona	34,912,000

California — 0.3%
1,500,000	California Transit Finance Authority, FSA-Insured, SPA-Credit Suisse First Boston, 4.050%, 9/5/07 (a)	1,500,000
1,000,000	Los Angeles, CA, Community Redevelopment Agency, MFH Revenue, Second & Central Apartments Project, Series A, LOC-HSBC Bank USA N.A., 4.000%, 9/5/07 (a)(b)	1,000,000
2,400,000	Metropolitan Water District of Southern California, Waterworks Revenue, Series B-1, SPA-Westdeutsche Landesbank Gironzentrale, 3.940%, 9/4/07 (a)	2,400,000

	Total California	4,900,000

Colorado — 1.7%
	Colorado Educational & Cultural Facilities Authority:
1,135,000	Milwaukee Jewish Federation Inc., LOC-U.S. Bank NA, 3.960%, 9/4/07 (a)	1,135,000
	National Jewish Federation Bond Program:
500,000	Series B-2, LOC-National City Bank, 3.960%, 9/4/07 (a)	500,000
3,960,000	Series B-3, LOC-National City Bank, 3.960%, 9/4/07 (a)	3,960,000
	Colorado Educational & Cultural Facilities Authority Revenue:
3,115,000	Daughters of Israel Inc., LOC-Bank of America, 3.960%, 9/4/07 (a)	3,115,000
	National Jewish Federation Bond Program:
3,290,000	Series A-7, LOC-Bank of America 3.960%, 9/4/07 (a)	3,290,000
2,400,000	Series C-2, LOC-U.S. Bank N.A., 3.970%, 9/4/07 (a)	2,400,000
155,000	Series C-3, LOC-U.S. Bank N.A., 3.960%, 9/4/07 (a)	155,000
	Colorado Health Facilities Authority Revenue:
7,000,000	Catholic Health, Series B-3, SPA-Landesbank Hessen-Thuringen, 3.930%, 9/5/07 (a)	7,000,000

See Notes to Financial Statements.

28	Tax Free Reserves Portfolio 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount	Security	Value

Colorado — 1.7% (continued)
$4,500,000	Refunding, Sisters Charity Health Systems, Series A, SPA-JPMorgan Chase, 3.940%, 9/5/07 (a)	$4,500,000
1,650,000	Denver, CO, City & County COP, Refunding, Wellington E Web, Series C3, AMBAC-Insured, SPA-Dexia Credit Local, 3.980%, 9/5/07 (a)	1,650,000
2,755,000	Jefferson County, CO, School District Number R-001, Series A, GO, FGIC-Insured, 7.000% due 12/15/07	2,780,452

	Total Colorado	30,485,452

Connecticut — 0.1%
1,000,000	Connecticut State, HEFA Revenue, Yale University, Series T-1, 3.920%, 9/4/07 (a)	1,000,000

Delaware — 2.0%
18,000,000	Delaware State Health Facilities Authority Revenue, Beebe Medical Center Project, 3.970%, 9/6/07 (a)	18,000,000
7,455,000	Delaware State Housing Authority Revenue, Series 1671, MBIA-Insured, LIQ-Morgan Stanley, 4.100%, 9/6/07 (a)(b)	7,455,000
10,500,000	Delaware State, EDA Revenue, St. Edmond’s Academy Project, LOC-Mercantile Safe Deposit, 4.000%, 9/4/07 (a)	10,500,000
965,000	Kent County, DE, Delaware State University Student Housing, Series B, LOC-Wachovia Bank NA, 3.970%, 9/6/07 (a)	965,000

	Total Delaware	36,920,000

District of Columbia — 2.4%
2,450,000	District of Columbia Enterprise Zone Revenue, Crowell and Moring LLP Project, LOC-Wachovia Bank, 4.070%, 9/5/07 (a)(b)	2,450,000
	District of Columbia Revenue:
265,000	American Psychological Association, LOC-Bank of America, 4.020%, 9/6/07 (a)	265,000
1,545,000	National Public Radio Inc., LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	1,545,000
	District of Columbia, GO:
2,575,500	Series 1847, FGIC-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	2,575,500
9,000,000	Series D-3, FSA-Insured, SPA-Depfa Bank PLC, 4.030%, 9/5/07 (a)	9,000,000
	Metropolitan Washington Airports Authority, Series 2005-C:
12,000,000	3.740% due 10/4/07	12,000,000
8,000,000	3.750% due 10/23/07	8,000,000
7,830,000	Washington, DC, Convention Center Authority Dedicated Tax Revenue, Series 1736, AMBAC-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	7,830,000

	Total District of Columbia	43,665,500

Florida — 8.0%
	Florida Housing Finance Corp.:
850,000	Multi-Family Revenue, Refunding Mortgage Victoria Park, Series J-1, LIQ-FNMA, 3.970%, 9/6/07 (a)	849,992
5,895,000	Revenue, Heritage Pointe I-1, FNMA-Insured, 4.050%, 9/5/07 (a)(b)	5,895,000
4,500,000	Hillsborough County, FL, School Board COP, Series E, MBIA-Insured, SPA-Bank of America, 4.030%, 9/6/07 (a)	4,500,000
	Jacksonville, FL:
20,100,000	3.700% due 10/10/07	20,100,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2007 Annual Report	29

Schedule of Investments (August 31, 2007) (continued)

Face Amount	Security	Value

Florida — 8.0% (continued)
	Electric Authority Revenue:
$34,200,000	Series 2001, 3.700% due 10/10/07	$34,200,000
12,000,000	TECP, Series 2000-B, 3.700% due 10/10/07	12,000,000
3,300,000	HFA, MFH, Revenue, Refunding, St. Augustine Apartments, LIQ-FNMA, 4.000%, 9/5/07 (a)	3,300,000
1,000,000	TECP, Series A, FGIC-Insured, LOC-Landesbank Baden-Wurttemberg, 3.720% due 11/6/07	1,000,000
7,980,000	Lee County, FL, IDA, EFA, Canterbury School Inc. Project, LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	7,980,000
30,355,000	Monroe County, FL, Airport Revenue, Key West International Airport, LOC-Bank of America, 4.040%, 9/6/07 (a)(b)	30,355,000
1,775,000	Orlando & Orange County, FL, Expressway Authority, Refunding, Series C-4, FSA-Insured, SPA-Dexia Credit Local, 3.950%, 9/6/07 (a)	1,775,000
6,000,000	Palm Beach County, FL, EFA, Lynn University Project, LOC-Bank of America, 4.000%, 9/6/07 (a)	6,000,000
7,000,000	Pasco County, FL, School Board COP, AMBAC-Insured, SPA-Landesbank Hessen-Thuringen, 3.970%, 9/6/07 (a)	7,000,000
12,200,000	West Orange, FL, Healthcare District, Series B, LOC-SunTrust Bank, 4.000%, 9/6/07 (a)	12,200,000

	Total Florida	147,154,992

Georgia — 5.9%
	Atlanta, GA:
2,500,000	Airport Revenue, Refunding, General Series, MBIA-Insured, SPA-Landesbank Baden-Wurttemberg, 3.950%, 9/6/07 (a)	2,500,000
7,000,000	Water & Waste Water Revenue, 3.660% due 11/2/07	7,000,000
4,900,000	Cobb County, GA, Housing Authority, MFH Revenue, Post Bridge Project, FNMA-Insured, LIQ-FNMA, 4.010%, 9/5/07 (a)	4,900,000
7,500,000	Coweta County, GA, Development Authority Revenue, Metro Atlanta YMCA Project, LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	7,500,000
6,000,000	De Kalb County, GA, Development Authority, IDR, The Paideia School Inc. Project, LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	6,000,000
6,600,000	Floyd County, GA, Development Authority Revenue, Berry College Project, LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	6,600,000
	Fulton County, GA, Development Authority Revenue:
8,000,000	Shepherd Center Inc. Project, LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	8,000,000
6,500,000	Woodward Academy Inc. Project, LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	6,500,000
3,000,000	Henry County, GA, School District, 5.000% due 4/1/08	3,021,158
2,475,000	Liberty County, GA, Industrial Authority, Refunding, Millennium Realty Project, LOC-SunTrust Bank, 4.120%, 9/5/07 (a)(b)	2,475,000
17,310,000	Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Revenue, Series A, LOC-Bayerische Landesbank, LOC-Westdeutsche Landesbank, 4.010%, 9/5/07 (a)	17,310,000
36,770,000	Private Colleges & Universities Authority, GA, Revenue, Emory University, Series B-1, 3.950%, 9/6/07 (a)	36,770,000

	Total Georgia	108,576,158

See Notes to Financial Statements.

30	Tax Free Reserves Portfolio 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)
Face Amount		Security	Value

Illinois — 7.3%
		Aurora, IL:
$5,000,000		IDR, Diamond Envelope Corp., LOC-Lasalle Bank N.A., 4.040%, 9/6/07 (a)(b)	$5,000,000
2,480,000		Keson Industries Inc. Project, LOC-Harris Trust and Savings Bank, 4.150%, 9/6/07 (a)(b)	2,480,000
		Chicago, IL:
		GO, Board of Education:
4,953,000		Series 1732, FSA-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	4,953,000
3,300,000		Series D, FSA-Insured, SPA-Dexia Credit Local, 3.960%, 9/6/07 (a)	3,300,000
4,040,000		John Hofuelster & Son Inc., 4.150%, 9/6/07 (a)(b)	4,040,000
		MFH Revenue:
7,320,000		Central Station Project, Series A, LIQ FAC-FNMA, 4.050%, 9/6/07 (a)(b)	7,320,000
8,610,000		Uptown Preservation Apartments, LOC-LaSalle Bank NA, 4.020%, 9/6/07 (a)(b)	8,610,000
10,000,000		O’Hare International Airport, 3.780% due 10/15/07	10,000,000
		Renaissance Center LP:
2,620,000		Series A, LOC-Harris Trust and Savings Bank, 4.150%, 9/6/07 (a)(b)	2,620,000
300,000		Series B, LOC-Harris Bank, 4.150%, 9/6/07 (a)(b)	300,000
4,595,000		Cook County Community Consolidated School District No. 21, Wheeling, IL, Tax Anticipation Warrants, 4.750% due 4/1/08	4,620,948
1,000,000		Du Page & Will Counties, IL, School District No. 204 Indian Prairie Community, GO, Refunding, FGIC-Insured, 5.000% due 12/30/07	1,004,109
9,175,000		Du Page County, IL, Revenue, Benet Academy Capital Building Project, LOC-LaSalle Bank NA, 3.980%, 9/6/07 (a)	9,175,000
3,375,000		Fulton, IL, Drives-Inc., 4.150%, 9/6/07 (a)(b)	3,375,000
		Illinois Finance Authority:
2,100,000		Elgin Academy Project, LOC-Charter One Bank, 4.010%, 9/5/07 (a)	2,100,000
8,000,000		Saint Xavier University Project, LOC-Lasalle Bank N.A., 3.980%, 9/6/07 (a)	8,000,000
		Illinois Finance Authority Revenue:
9,300,000		Chicago Historical Society, LOC-JPMorgan Chase, 3.960%, 9/6/07 (a)	9,300,000
4,125,000	`	GO, Latin School Project, Series B, LOC-JPMorgan Chase, 3.960%, 9/6/07 (a)	4,125,000
6,000,000		Illinois College, LOC-U.S. Bank, 3.980%, 9/6/07 (a)	6,000,000
1,650,000		Refunding, Rush University Medical Center, Series A-2, MBIA-Insured, SPA-JPMorgan Chase Bank, 3.980%, 9/5/07 (a)	1,650,000
1,100,000		Resurrection Health, Series B, LOC-JPMorgan Chase, 3.950%, 9/4/07 (a)	1,100,000
5,210,000		Illinois Housing Development Authority, Multi-Family Revenue, Lakeshore Plaza, Series A, MBIA-Insured, SPA-Bank One N.A., 3.950%, 9/5/07 (a)	5,210,000
1,000,000		Illinois Housing Development Authority Revenue, Danbury Court Apartment-Phase II-B, LOC-Federal Home Loan Bank, 4.050%, 9/6/07 (a)(b)	1,000,000
10,000,000		Romeoville, IL, Revenue, Refunding, Lewis University, LOC-JPMorgan Chase, 3.960%, 9/4/07 (a)	10,000,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2007 Annual Report	31

Schedule of Investments (August 31, 2007) (continued)
Face Amount	Security	Value

Illinois — 7.3% (continued)
$14,975,000	Springfield, IL, Electric Revenue Municipal Building, Series 1618, MBIA-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	$14,975,000
3,000,000	State of Illinois, Refunding, Series B, 5.000% due 1/1/08	3,011,700
1,345,000	Warren County, IL, Monmouth College Project, 3.980%, 9/6/07 (a)	1,345,000

	Total Illinois	134,614,757

Indiana — 1.3%
	Indianapolis, IN:
6,280,000	Local Public Improvement Bond Bank, Waterworks Project, Series G-3, MBIA-Insured, SPA-Depfa Bank PLC, 3.970%, 9/6/07 (a)	6,280,000
15,000,000	TECP, 3.680% due 10/2/07	15,000,000
3,000,000	Whitley County, IN, EDR, Micopulse Inc. Project, LOC-Wells Fargo Bank N.A., 4.050%, 9/6/07 (a)(b)	3,000,000

	Total Indiana	24,280,000

Iowa — 0.1%
2,000,000	Iowa Finance Authority, Industrial Development Revenue, Embria Health Sciences Project, LOC-Wells Fargo Bank, 4.050%, 9/6/07 (a)(b)	2,000,000

Kansas — 0.2%
3,900,000	Kansas State Department of Transportation, Highway Revenue, Series B-2, 3.900%, 9/4/07 (a)	3,900,000

Kentucky — 0.6%
11,115,000	Boyle County, KY, Hospital Revenue, Ephraim McDowell Health Project, LOC-Fifth Third Bank, 3.970%, 9/6/07 (a)	11,115,000

Louisiana — 1.5%
20,000,000	Ascension Parish, LA, Industrial Development Board Inc., Revenue, Geismar Project, LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	20,000,000
3,400,000	Calcasieu Parish Inc. Louisiana Industrial Development Board Revenue, Refunding-Hydroserve Westlake, LOC-JPMorgan Chase, 4.100%, 9/5/07 (a)(b)	3,400,000
4,100,000	Calcasieu Parish, LA, Public Trust Authority Solid Waste Disposal Revenue, WPT Corp. Project, LOC-Bank of America, 4.100%, 9/5/07 (a)(b)	4,100,000

	Total Louisiana	27,500,000

Maryland — 1.1%
	Howard County, MD:
5,710,000	Multi-Family Revenue, Sherwood Crossing Apartments, LIQ-FNMA, 3.970%, 9/6/07 (a)	5,710,000
5,000,000	TECP, 3.650% due 10/2/07	5,000,000
2,000,000	Maryland State Health & Higher EFA Revenue, Johns Hopkins University Revenue, TECP, Series B, 3.720% due 11/6/07	2,000,000
3,900,000	Prince Georges County, MD, MFH, Allentown Apartments, LOC-Wachovia Bank, 4.020%, 9/6/07 (a)(b)	3,900,000
3,250,000	Washington County, MD, EDR, St. James School Project, LOC-PNC Bank NA, 3.970%, 9/6/07 (a)	3,250,000

	Total Maryland	19,860,000

See Notes to Financial Statements.

32	Tax Free Reserves Portfolio 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount	Security	Value

Massachusetts — 0.0%
$200,000	Massachusetts State HEFA, Revenue, Partners Healthcare Systems, Series F4, SPA-Bank of America, 3.950%, 9/6/07 (a)	$200,000

Michigan — 4.1%
15,845,000	ABN-Amro Munitops CTFS Trust, GO, Series 2005-2, FSA-Insured, Q-SBLF-Insured, SPA-ABN Amro Bank NV, 4.020%, 9/6/07 (a)	15,845,000
	Detroit, MI:
6,500,000	TAN, LOC-Scotiabank, 4.500% due 3/1/08	6,524,905
6,000,000	Water Supply System, Senior Lien, Series B, FGIC-Insured, SPA-Dexia Credit Local, 4.050%, 9/6/07 (a)	6,000,000
6,120,000	Michigan Municipal Bond Authority Revenue, Notes, Series B-2, LOC-Scotia Bank, 4.500% due 8/20/08	6,166,763
6,000,000	Michigan State, GO, Notes, Series A, LOC-Depfa Bank PLC, 4.250% due 9/28/07	6,001,898
6,130,000	Michigan State, Strategic Fund Ltd. Obligation Revenue, Refunding, Industrial Development MSCM Inc., LOC-LaSalle Bank Midwest, 4.020%, 9/6/07 (a)(b)	6,130,000
6,070,000	Milan, MI, Area Schools, GO, Refunding, Q-SBLF-Insured, LOC-Landesbank Hessen-Thuringen, 4.000%, 9/6/07 (a)	6,070,000
	University of Michigan, Revenue:
	Hospital:
10,950,000	Series A, 3.990%, 9/4/07 (a)	10,950,000
9,000,000	Series B, 4.050%, 9/6/07 (a)	9,000,000
2,200,000	Refunding, Hospital, Series A, 3.990%, 9/4/07 (a)	2,200,000

	Total Michigan	74,888,566

Minnesota — 2.7%
16,619,000	Minneapolis St. Paul Metropolitan Airport Commission, MN, TECP, Series A, 3.650% due 11/6/07	16,619,000
16,025,000	Minnesota State, Housing Finance Agency, Residential Housing Finance, Series G, SPA-Lloyds TSB Bank PLC, 4.090%, 9/6/07 (a)(b)	16,025,000
5,000,000	Minnetonka, MN, MFH Revenue, Refunding-Minnetonka Hills Apartments, LIQ-FNMA, 4.000%, 9/6/07 (a)	5,000,000
3,720,000	Oak Park Heights, MN, MFH Revenue, Refunding Housing Boutwells Landing, LIQ-Freddie Mac, 4.000%, 9/6/07 (a)	3,720,000
8,000,000	Rochester, MN, GO, Waste Water, Series B, SPA-Depfa Bank PLC, 3.960%, 9/6/07 (a)	8,000,000

	Total Minnesota	49,364,000

Mississippi — 1.9%
16,055,000	Jackson County, MS, PCR, Chevron U.S.A. Inc. Project, 4.050%, 9/4/07 (a)	16,055,000
17,100,000	Mississippi Business Finance Corp., Gulf Opportunity Zone, Revenue, Petal Gas Storage LLC, LOC-SunTrust Bank, 4.150%, 9/5/07 (a)	17,100,000
1,900,000	Mississippi Development Bank Special Obligation, Wilkinson County Correction Facility, Series B, FGIC-Insured, SPA-Royal Bank of Canada, 3.980%, 9/6/07 (a)	1,900,000

	Total Mississippi	35,055,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2007 Annual Report	33

Schedule of Investments (August 31, 2007) (continued)

Face Amount	Security	Value

Missouri — 0.4%
$1,000,000	Curators University, MO, Systems Facilities Revenue, Series A, 3.960%, 9/4/07 (a)	$1,000,000
2,500,000	Kansas City, MO, IDA, MFH Revenue, Clay Terrace Apartments Project, LOC-Lasalle Bank N.A., 4.020%, 9/6/07 (a)(b)	2,500,000
3,741,500	St. Louis, MO, Parking Revenue, Series 1712, MBIA-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	3,741,500

	Total Missouri	7,241,500

Nebraska — 3.4%
15,000,000	American Public Energy Agency, NE, Gas Supply Revenue, National Public Gas Agency Project, Series A, SPA-Societe Generale, 3.980%, 9/6/07 (a)	15,000,000
	Nebraska Investment Finance Authority, Single Family Housing Revenue:
4,900,000	Series B, 4.200%, 9/5/07 (a)(b)	4,900,000
1,275,000	Series C, SPA-FHLB, 4.200%, 9/5/07 (a)(b)	1,275,000
4,555,000	Series D, 4.150%, 9/5/07 (a)(b)	4,555,000
	Nebraska Public Power District, TECP, Series A, LIQ-Bank of Nova Scotia:
13,050,000	3.720% due 11/6/07	13,050,000
5,000,000	3.690% due 12/6/07	5,000,000
	Public Power Generation Agency, NB:
14,560,000	Floaters Series 1826, AMBAC-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	14,560,000
4,000,000	Floaters Series 1934, AMBAC-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	4,000,000

	Total Nebraska	62,340,000

Nevada — 2.1%
8,000,000	Clark County, NV, Nevada School District, Series B, FSA-Insured, SPA-Bayerische Landesbank, 3.900%, 9/4/07 (a)	8,000,000
	Las Vegas Valley, NV, Water District:
11,400,000	3.720% due 11/6/07	11,400,000
9,300,000	GO, Water Improvement, Series C, SPA-Dexia Credit Local, 4.050%, 9/4/07 (a)	9,300,000
5,900,000	Water Improvement, Series B, SPA-Dexia Credit Local, 4.050%, 9/4/07 (a)	5,900,000
1,625,000	Las Vegas, NV, GO, Series C, LOC-Lloyds TSB Bank PLC, 3.900%, 9/4/07 (a)	1,625,000
2,200,000	Nevada Housing Division, Single Family Mortgage Revenue, GNMA, FNMA, FHLMC-Insured, SPA-JP Morgan Chase Bank, 4.000%, 9/5/07 (a)(b)	2,200,000

	Total Nevada	38,425,000

New Hampshire — 0.3%
	New Hampshire HEFA Revenue:
5,700,000	Dartmouth College, Series B, SPA-JPMorgan Chase, 4.050%, 9/4/07 (a)	5,700,000
775,000	Dartmouth Hitchcock Clinic, Series A, FSA-Insured, SPA-Dexia Credit Local & JPMorgan Chase, 3.920%, 9/6/07 (a)	775,000

	Total New Hampshire	6,475,000

See Notes to Financial Statements.

34	Tax Free Reserves Portfolio 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount	Security	Value

New Jersey — 1.4%
$2,150,000	Rutgers State University, NJ, Series A, SPA-Landesbank Hessen-Thuringen, 3.740%, 9/6/07 (a)	$2,150,000
23,468,895	Trenton, NJ, BAN, 4.500% due 7/2/08	23,610,276

	Total New Jersey	25,760,276

New York — 4.0%
	New York City, NY:
	GO:
17,375,000	Series G, Subordinated Series G-3, LOC-Westdeutsche Landesbank, 3.920%, 9/5/07 (a)	17,375,000
2,400,000	Subordinated Series H-1, LOC-Dexia Credit Local, 3.900%, 9/4/07 (a)	2,400,000
1,885,000	Municipal Water Finance Authority Revenue, 2nd Gen Resolution, Series AA-2, SPA-Dexia Credit Local, 3.900%, 9/4/07 (a)	1,885,000
40,000,000	TFA, Future Tax Secured, Series A-1, LOC-JPMorgan Chase, 4.050%, 9/5/07 (a)	40,000,000
1,047,500	Port Authority of New York & New Jersey, Series 1748, FGIC-Insured, LIQ-Morgan Stanley, 4.080%, 9/6/07 (a)(b)	1,047,500
10,680,000	Triborough Bridge & Tunnel Authority, NY, Revenue, Refunding, Subordinated Series B-4, SPA-Landesbank Baden-Wurttemberg, 3.940%, 9/6/07 (a)	10,680,000

	Total New York	73,387,500

North Carolina — 1.8%
	Charlotte, NC:
3,000,000	GO, SPA-KBC Bank NV, 4.000%, 9/6/07 (a)	3,000,000
10,500,000	Water & Sewer System Revenue, Series B, SPA-Depfa Bank PLC, 3.950%, 9/6/07 (a)	10,500,000
	New Hanover County, NC:
6,750,000	GO, SPA-Wachovia Bank, 4.000%, 9/6/07 (a)	6,750,000
3,200,000	Hospital Revenue, Refunding, New Hanover Regional, Series A-1, FSA-Insured, SPA-Wachovia Bank, 3.970%, 9/5/07 (a)	3,200,000
2,830,000	North Carolina Medical Care Commission, NC, Health Care Facilities Revenue, Novant Health Group, Series B, SPA-JPMorgan Chase, 3.930%, 9/5/07 (a)	2,830,000
2,700,000	Union County, NC, GO, Series B, SPA-Depfa Bank PLC, 3.940%, 9/6/07 (a)	2,700,000
4,800,000	Wake County, NC, GO, Series B, SPA-Landesbank Hessen-Thuringen, 3.940%, 9/6/07 (a)	4,800,000

	Total North Carolina	33,780,000

Ohio — 3.8%
830,000	Cleveland-Cuyahoga County, OH, Port Authority Revenue, 96th Research Building Project, LOC-Fifth Third Bank, 3.940%, 9/5/07 (a)	830,000
	Hamilton County, OH:
3,600,000	3.660% due 10/4/07	3,600,000
6,315,000	Sales Tax, CTFS, Series 356, MBIA-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	6,315,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2007 Annual Report	35

Schedule of Investments (August 31, 2007) (continued)
Face Amount	Security	Value

Ohio — 3.8% (continued)
	Sewer System Revenue:
$10,125,000	Series PT-3254, MBIA-Insured, LIQ-Merrill Lynch Capital Services, 4.010%, 9/6/07 (a)	$10,125,000
10,000,000	Series PT-3736, MBIA-Insured, SPA-Merrill Lynch Capital Shares, 4.010%, 9/6/07 (a)	10,000,000
10,000,000	TECP, 3.620% due 10/4/07	10,000,000
4,000,000	Ohio State Higher Educational Facility Commission Revenue, Higher Educational Facillity-Pooled Program, Series A, LOC-Fifth Third Bank, 3.980%, 9/6/07 (a)	4,000,000
4,640,000	Ohio State Water Nuclear Development Authority, PCR, Refunding, Firstenergy Nuclear Project, Series B, LOC-Wachovia Bank, 3.920%, 9/5/07 (a)	4,640,000
	Ohio State, GO:
3,380,000	Common Schools, Series A, 3.930%, 9/5/07 (a)	3,380,000
17,380,000	Common Schools, Series C, 3.960%, 9/5/07 (a)	17,380,000

	Total Ohio	70,270,000

Oklahoma — 0.2%
4,300,000	Oklahoma Development Finance Authority Revenue, ConocoPhillips Co. Project, 3.600%, 12/1/07 (a)(b)	4,300,000

Oregon — 0.5%
9,850,000	Multnomah County, OR, GO, TRAN, 4.250% due 6/30/08	9,890,832

Pennsylvania — 11.4%
25,000,000	Beaver County, PA, IDA, PCR, Refunding, Firstenergy Nuclear, Series B, LOC-Wachovia Bank, 3.920%, 9/5/07 (a)	25,000,000
6,500,000	Central York School District, GO, Series A, FSA-Insured, 3.980%, 9/6/07 (a)	6,500,000
3,600,000	Chester County, PA, HEFA, Health System Revenue, Jefferson Health System, Series B, SPA-JPMorgan Chase, 3.970%, 9/5/07 (a)	3,600,000
12,215,000	Cumberland County, PA, Municipal Authority Revenue, Refunding, Asbury Obligated Group, LOC-KBC Bank N.V., 4.020%, 9/6/07 (a)	12,215,000
4,725,000	Delaware County Authority, PA, Dunwoody Village Inc., 3.990%, 9/6/07 (a)	4,725,000
2,700,000	Lampeter-Strasburg, PA School District, FSA-Insured, SPA-Royal Bank of Canada, 3.980%, 9/6/07 (a)	2,700,000
1,825,000	Lancaster County, PA, GO, FSA-Insured, 3.980%, 9/6/07 (a)	1,824,998
8,000,000	Luzerne County, PA, IDA, Lease Revenue, GTD, LOC-PNC Bank N.A., 3.970%, 9/6/07 (a)	8,000,000
2,175,000	Manheim, PA, CSD, GO, Series 2004, FSA-Insured, SPA-Dexia Credit Local, 3.980%, 9/6/07 (a)	2,175,000
2,875,000	Middletown, PA, Area School District, FSA-Insured, SPA-RBC Centura Bank, 3.990%, 9/6/07 (a)	2,875,000
19,870,000	New Castle, PA, Area Hospital Authority, Jameson Memorial Hospital, LOC-PNC Bank, 3.970%, 9/6/07 (a)	19,870,000
2,500,000	Pennsylvania Economic Development Financing Authority Revenue, Series C-1, LOC-PNC Bank N.A., 4.030%, 9/6/07 (a)(b)	2,500,000

See Notes to Financial Statements.

36	Tax Free Reserves Portfolio 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)
Face Amount	Security	Value

Pennsylvania — 11.4% (continued)
$6,000,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Shippingport Project, Series A, LOC-PNC Bank, 3.980%, 9/5/07 (a)(b)	$6,000,000
	Philadelphia, PA:
16,100,000	AMBAC-Insured, LIQ-PNC Bank, 3.970%, 9/6/07 (a)	16,100,000
7,500,000	GO, TRAN, Series A, 4.500% due 6/30/08	7,549,981
3,400,000	Authority for IDR, The Franklin Institute Project, LOC-Bank of America, 4.000%, 9/6/07 (a)	3,400,000
6,200,000	Authority for Industrial Development, Springside School, LOC-PNC Bank, 3.970%, 9/6/07 (a)	6,200,000
6,105,000	Phoenixville, PA, Area School District, GO, FSA-Insured, SPA-Wachovia Bank N.A., 3.980%, 9/6/07 (a)	6,105,000
6,945,000	Pocono Mountain, PA, School District, GO, Series 1681, FSA-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	6,945,000
11,000,000	Puttable Floating Option Tax-Exempt Receipts, Philadelphia, PA, Series PT-4117, AMBAC-Insured, LIQ-Merrill Lynch Capital Services, 4.020%, 9/6/07 (a)	11,000,000
	University of Pittsburgh, PA, Commonwealth System of Higher Education:
14,579,000	Refunding, University Capital Project, Series A, SPA-Fortis Bank, Banco Bilbao Vizcaya, 4.100%, 9/6/07 (a)	14,579,000
	University Capital Project:
1,500,000	Series A, SPA-Depfa Bank PLC, 4.050%, 9/5/07 (a)	1,500,000
28,150,000	Series B, SPA-Depfa Bank PLC, 3.900%, 9/5/07 (a)	28,150,000
	Washington County Hospital Authority, PA:
2,990,000	Hospital Washington Hospital Project, 3.800%, 7/1/08 (a)	2,990,000
6,500,000	Washington Hospital, Series A, 3.800%, 7/1/08 (a)	6,500,000

	Total Pennsylvania	209,003,979

Rhode Island — 0.2%
2,940,000	Rhode Island Housing & Mortgage Finance Corp., Series 1814, FSA-Insured, LIQ-Morgan Stanley, 4.100%, 9/6/07 (a)(b)	2,940,000
1,000,000	Rhode Island State Health & Educational Building Corp. Revenue, Hospital Financing, Care New England Financing, Series A, LOC-Fleet National Bank, 3.960%, 9/4/07 (a)	1,000,000

	Total Rhode Island	3,940,000

South Carolina — 2.5%
1,500,000	Charleston County, SC, Hospital Facilities Revenue, CareAlliance Health Services, LOC-Bank of America, 3.960%, 9/4/07 (a)	1,500,000
2,700,000	Oconee County, SC, PCR, Refunding-Facilities Duke, Remarketed 11/03/03, LOC-SunTrust Bank, 4.020%, 9/6/07 (a)	2,700,000
8,700,000	South Carolina EFA for Private Non-Profit Institutions, Columbia College Project, LOC-Bank of America, 4.050%, 9/6/07 (a)	8,700,000
	South Carolina Jobs EDA:
4,830,000	Hospital Facilities Revenue, Sisters Charity Providence Hospital, LOC-Wachovia Bank, 3.970%, 9/6/07 (a)	4,830,000
6,630,000	Revenue, Executive Kitchens Inc. Project, LOC-SunTrust Bank, 4.070%, 9/5/07 (a)(b)	6,630,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2007 Annual Report	37

Schedule of Investments (August 31, 2007) (continued)
Face Amount	Security	Value

South Carolina — 2.5% (continued)
$3,745,000	South Carolina State Housing Finance & Development Authority Multi-Family Revenue, Rental Housing, Rocky Creek, LOC-Wachovia Bank, 4.050%, 9/6/07 (a)(b)	$3,745,000
	South Carolina State Public Service Authority:
4,950,000	Floaters Series 1900, MBIA-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	4,950,000
4,900,000	Floaters Series 1901, MBIA-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	4,900,000
7,360,000	South Carolina Transportation Infrastructure Bank Revenue, Series 1821, AMBAC-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	7,360,000

	Total South Carolina	45,315,000

South Dakota — 0.3%
6,210,000	South Dakota Economic Development Finance Authority, Hastings Filters Inc., 4.180%, 9/6/07 (a)(b)	6,210,000

Tennessee — 1.6%
	Blount County, TN, Public Building Authority, Local Government Public Improvement:
1,600,000	Series A-3A, AMBAC-Insured, SPA-Landesbank Baden-Wurttemberg, 4.000%, 9/4/07 (a)	1,600,000
1,000,000	Series A-2C, AMBAC-Insured, LOC-KBC Bank NV, 4.000%, 9/4/07 (a)	1,000,000
8,500,000	Marion County, TN, Industrial & Environmental Development Board, Valmont Industries Inc. Project, LOC-Wachovia Bank N.A., 4.070%, 9/6/07 (a)(b)	8,500,000
4,250,000	Morristown, TN, Industrial Development Board Revenue, Industrial Automotive Products, LOC-Landesbank Baden, 4.120%, 9/5/07 (a)(b)	4,250,000
13,780,000	Tusculum, TN, Health, Educational & Housing Facilities Board Revenue, Tusculum College Project, LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	13,780,000

	Total Tennessee	29,130,000

Texas — 9.6%
1,035,000	Austin, TX, Water & Wastewater System Revenue, FSA-Insured, SPA-Landesbank Baden-Wurttemberg, 3.960%, 9/6/07 (a)	1,035,000
1,820,000	Bell County, TX, Health Facilities Development Corp. Revenue, Scott & White Memorial Hospital, HFA, Series 2001-2, MBIA-Insured, SPA-Westdeutsche Landesbank, 3.960%, 9/4/07 (a)	1,820,000
	Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue:
4,930,000	Refunding, Northwest Trails Apartments, FNMA-Insured, LOC-FNMA, 4.000%, 9/6/07 (a)	4,930,000
6,435,000	Refunding, Vista Meadows Project, FHLMC-Insured, LOC-FHLMC, 4.000%, 9/6/07 (a)	6,435,000
10,000,000	Dallas, TX, Water & Sewer, TECP, Series B, LIQ-Bank of America, 3.680% due 11/2/07	10,000,000
6,000,000	Denton, TX, ISD, GO, School Building, Series B, SPA-Bank of America N.A., 3.960%, 9/6/07 (a)	6,000,000
2,700,000	Grapevine-Colleyville, TX, ISD, 8.250% due 6/15/08	2,793,847

See Notes to Financial Statements.

38	Tax Free Reserves Portfolio 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount	Security	Value

Texas — 9.6% (continued)
$9,035,000	Gulf Coast, TX, IDA, Exempt Facilities Revenue, BP Global Power Corp. Project, 4.000%, 9/4/07 (a)(b)	$9,035,000
	Houston, TX:
14,000,000	Airport Systems, 3.730% due 12/6/07	14,000,000
5,350,000	Higher Education Finance Corp., Higher Education Revenue, Refunding, William Marsh Rice University Project, Series B, SPA-JPMorgan Chase, 3.940%, 9/5/07 (a)	5,350,000
13,000,000	Lower Neches Valley, TX, Industrial Development Corp. Revenue, Exxon Mobil Project, Series A, 3.950%, 9/4/07 (a)	13,000,000
4,330,000	Matagorda County, TX, Navigation District No. 1, PCR, Series 1673, AMBAC-Insured, LIQ-Morgan Stanley, 4.080%, 9/6/07 (a)(b)	4,330,000
12,500,000	North Texas Tollway Authority, Dallas North Thruway Systems Authority, 3.700% due 9/5/07	12,500,000
635,000	Tarrant County, TX, Health Facilities Development Corp. Revenue, Adventist/Sunbelt, Series A, LOC-SunTrust Bank, 3.980%, 9/6/07 (a)	635,000
5,000,000	Texas A&M University, Series B, 3.700% due 9/7/07	5,000,000
5,000,000	Texas State, Veterans Housing Assistance, Series II-B, SPA-Dexia Credit Local, 4.000%, 9/5/07 (a)(b)	5,000,000
5,568,000	Texas Technical University Revenue Financing System, TECP, Series A, 3.740% due 10/4/07	5,568,000
13,950,000	Trinity River Authority, TX, Solid Waste Disposal Revenue, Community Waste Disposal Project, LOC-Wells Fargo Bank NA, 4.020%, 9/6/07 (a)(b)	13,950,000
12,300,000	Tyler, TX, IDS, GO, School Building, Series A, PSF-GTD Insured, LIQ-Dexia Credit Local, 3.980%, 9/6/07 (a)	12,300,000
13,130,000	University of North Texas University Revenue, Series 1587, MBIA-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	13,130,000
10,000,000	University of Texas, TECP, 3.640% due 10/4/07	10,000,000
20,000,000	Weatherford, TX, ISD, Series A, PSF-GTD-Insured, SPA-Depfa Bank PLC, 3.780%, 8/1/08 (a)	20,000,000

	Total Texas	176,811,847

Utah — 3.5%
490,000	Murray City, UT, Hospital Revenue, IHC Health Services Inc., Series B, SPA-JPMorgan Chase, 3.960%, 9/4/07 (a)	490,000
	Utah Housing Corp. Single Family Mortgage Revenue:
6,000,000	Series A, Class 1, SPA-Depfa Bank PLC, 4.200%, 9/5/07 (a)(b)	6,000,000
2,070,000	Series B, Class I, SPA-Westdeutsche Landesbank, 4.200%, 9/5/07 (a)(b)	2,070,000
3,995,000	Series B, SPA-Lehman Brothers, 4.200%, 9/5/07 (a)(b)	3,995,000
4,000,000	Series C, Class 1, SPA-Lehman Brothers, 4.200%, 9/5/07 (a)(b)	4,000,000
5,905,000	Series D, Class 1, LIQ-Bayerische Landesbank, 4.200%, 9/5/07 (a)(b)	5,905,000
13,905,000	Series D-1-Class I, LIQ-Lehman Brothers, 4.200%, 9/5/07 (a)(b)	13,905,000
3,350,000	Series D-2, Class I, SPA-Westdeutsche Landesbank, 4.200%, 9/5/07 (a)(b)	3,350,000
3,000,000	Series E, Class 1, SPA-Depfa Bank PLC, 4.200%, 9/5/07 (a)(b)	3,000,000
4,160,000	Series F-1, Class 1, SPA-Depfa Bank PLC, 4.200%, 9/5/07 (a)(b)	4,160,000
3,400,000	Series F-1, Class I, SPA-FHLB, 4.200%, 9/5/07 (a)(b)	3,400,000
4,090,000	Series F-1, Class I, SPA-Westdeutsche Landesbank, 4.200%, 9/5/07 (a)(b)	4,090,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2007 Annual Report	39

Schedule of Investments (August 31, 2007) (continued)

Face Amount	Security	Value

Utah — 3.5% (continued)
$1,885,000	Utah State Housing Finance Agency, Single Family Mortgage, Series F-2, Class I, SPA-Bayerische Landesbank, 4.200%, 9/5/07 (a)(b)	$1,885,000
7,200,000	Utah Transit Authority, Sales Tax Revenue, Subordinated Series B, LOC-Fortis Bank SA/NV, 3.970%, 9/4/07 (a)	7,200,000

	Total Utah	63,450,000

Vermont — 0.4%
7,765,000	University of Vermont & State Agricultural College, Floater Series 1957, AMBAC-Insured, LIQ-Morgan Stanley, 4.050%, 9/6/07 (a)	7,765,000

Virginia — 3.6%
10,000,000	Albemarle County, VA, IDA Revenue, Thomas Jefferson Foundation Inc., LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	10,000,000
5,000,000	Fairfax County, VA, EDA Revenue, Mount Vernon Ladies Association of the Union Project, LOC-SunTrust Bank, 4.020%, 9/5/07 (a)	5,000,000
8,000,000	Norfolk, VA, GO, SPA-Lloyds TSB Bank PLC, 4.040%, 9/6/07 (a)(b)	8,000,000
15,000,000	University of Virginia, 3.690% due 10/4/07	15,000,000
24,825,000	Virginia Beach Development Authority, Refunding Virginia Wesleyan College Project, LOC-Bank of America, 4.000%, 9/6/07 (a)	24,825,000
2,480,000	Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, Series B, SPA-Wachovia Bank, 4.020%, 9/4/07 (a)	2,480,000

	Total Virginia	65,305,000

Washington — 2.0%
2,600,000	Everett, WA, GO, LOC-Bank of America, 4.050%, 9/6/07 (a)	2,600,000
1,000,000	Skagit County, WA, School District No. 103 Anacortes, GO, FGIC-Insured, 6.250% due 12/1/07	1,006,114
3,960,000	Washington State Economic Development Finance Authority, EDR, Benaroya Research Institute at Virginia Mason, Series C, LOC-Bank of America, 4.000%, 9/6/07 (a)	3,960,000
	Washington State Health Care Facilities Authority Revenue:
1,300,000	Catholic Health, Series B, SPA-JPMorgan Chase, 3.930%, 9/5/07 (a)	1,300,000
8,000,000	Empire Health Services, LOC-U.S. Bank N.A., 3.960%, 9/5/07 (a)	8,000,000
	Washington State Housing Finance Commission Non-Profit Revenue:
8,300,000	Eastside Catholic School, Series A, LOC-Keybank N.A., 3.990%, 9/6/07 (a)	8,300,000
10,695,000	St. Thomas School Project, Series B, 3.960%, 9/6/07 (a)	10,695,000

	Total Washington	35,861,114

Wisconsin — 1.2%
9,930,000	Milwaukee, WI, GO, Series N4, 4.000% due 2/15/08	9,942,145
4,735,000	Verona, WI, IDR, Latitude Corp. Project, LOC-US Bank N.A., 4.140%, 9/6/07 (a)(b)	4,735,000
	Wisconsin State, HEFA Revenue, Gundersen Lutheran:
5,000,000	Series A, FGIC-Insured, SPA-Dexia Credit Local, 3.930%, 9/4/07 (a)	5,000,000
2,620,000	Series B, FGIC-Insured, SPA-Dexia Credit Local, 3.930%, 9/4/07 (a)	2,620,000

	Total Wisconsin	22,297,145

See Notes to Financial Statements.

40	Tax Free Reserves Portfolio 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount	Security	Value

Wyoming — 0.6%
$2,400,000	Sublette County, WY, PCR, Exxon Project, Series A, 4.000%, 9/4/07 (a)(b)	$2,400,000
8,000,000	Sweetwater, WY, Memorial Hospital Project, LOC-Keybank NA, 3.970%, 9/5/07 (a)	8,000,000

	Total Wyoming	10,400,000

	TOTAL INVESTMENTS — 98.9% (Cost — $1,815,550,618#)	1,815,550,618
	Other Assets in Excess of Liabilities — 1.1%	19,324,954

	TOTAL NET ASSETS — 100.0%	$1,834,875,572

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AMBAC	— Ambac Assurance Corporation
BAN	— Bond Anticipation Notes
COP	— Certificate of Participation
CSD	— Central School District
CTFS	— Certificates
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
SPA	— Standby Bond Purchase Agreement
TAN	— Tax Anticipation Notes
TECP	— Tax Exempt Commercial Paper
TFA	— Transitional Finance Authority
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2007 Annual Report	41

Schedule of Investments (August 31, 2007) (continued)

Summary of Investments by Industry†

Education	20.3%
General Obligation	12.1
Industrial Development	10.9
Hospitals	10.0
Miscellaneous	9.6
Transportation	8.7
Housing: Single-Family	5.9
Water & Sewer	5.2
Utilities	5.0
Housing: Multi-Family	4.0
Public Facilities	2.6
Finance	2.4
Pollution Control	2.2
Solid Waste	1.0
Life Care Systems	0.1

100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of August 31, 2007 and are subject to change.

Ratings Table* (unaudited)

S&P/Moody’s/Fitch**
A-1	45.7%
VMIG1	22.9
NR	14.2
AA	6.1
F1	5.3
MIG1	2.1
AAA	1.8
SP-1	1.5
A	0.2
P-1	0.2

100.0%

*	As a percentage of total investments.

**	S&P primary rating; Moody’s secondary, then Fitch

See pages 43 and 44 for definitions of ratings.

See Notes to Financial Statements.

42	Tax Free Reserves Portfolio 2007 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are some-what more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Tax Free Reserves Portfolio 2007 Annual Report	43

Bond Ratings (unaudited) (continued)

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are some- what more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Short-Term Security Ratings (unaudited)

The definitions of the applicable ratings symbols are set forth below:

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

See Notes to Financial Statements.

44	Tax Free Reserves Portfolio 2007 Annual Report

Tax Free Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2007)

ASSETS:
Investments, at amortized cost	$1,815,550,618
Cash	431,734
Receivable for securities sold	10,006,510
Interest receivable	9,209,628

Total Assets	1,835,198,490

LIABILITIES:
Investment management fee payable	232,770
Trustees’ fees payable	13,681
Accrued expenses	76,467

Total Liabilities	322,918

Total Net Assets	$1,834,875,572

REPRESENTED BY:
Paid-in capital	$1,834,875,572

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2007 Annual Report	45

Tax Free Reserves Portfolio

Statement of Operations (For the year ended August 31, 2007)

INVESTMENT INCOME:
Interest (Note 1)	$63,129,313

EXPENSES:
Investment management fee (Note 2)	2,589,664
Legal fees	126,345
Trustees’ fees (Note 6)	57,192
Audit and tax	26,233
Custody fees	15,840
Miscellaneous expenses	20,125

Total Expenses	2,835,399
Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(241,562)
Fees paid indirectly (Note 1)	(4,284)

Net Expenses	2,589,553

Net Investment Income	60,539,760

Net Realized Gain on Investments	72,108

Increase in Net Assets From Operations	$60,611,868

See Notes to Financial Statements.

46	Tax Free Reserves Portfolio 2007 Annual Report

Tax Free Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)

	2007	2006

OPERATIONS:
Net investment income	$60,539,760	$62,504,695
Net realized gain (loss)	72,108	(33,798)

Increase in Net Assets From Operations	60,611,868	62,470,897

CAPITAL TRANSACTIONS:
Proceeds from contributions	5,363,146,181	6,170,239,041
Value of withdrawals	(5,268,887,356)	(6,813,869,686)

Increase (Decrease) in Net Assets From Fund Share Transactions	94,258,825	(643,630,645)

Increase (Decrease) in Net Assets	154,870,693	(581,159,748)

NET ASSETS:
Beginning of year	1,680,004,879	2,261,164,627

End of year	$1,834,875,572	$1,680,004,879

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2007 Annual Report	47

Tax Free Reserves Portfolio

Financial Highlights

For the years ended August 31:

	2007		2006	2005	2004	2003

Net Assets, End of Year (000s)	$1,835		$1,680	$2,261	$1,515	$1,511

Total Return(1)	3.56%		3.05%	1.88%	0.91%	1.17%

Ratios to Average Net Assets:
Gross expenses	0.16	%(2)	0.17%	0.23%	0.23%	0.24%
Net expenses(3)(4)(5)	0.15	(2)	0.15	0.15	0.15	0.15
Net investment income	3.51		2.99	1.95	0.90	1.14

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(2)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.16% and 0.15%, respectively.

(3)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 0.15%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

48	Tax Free Reserves Portfolio 2007 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Tax Free Reserves Portfolio (the “Portfolio”) is a no-load, non-diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Portfolio was a no-load, non-diversified open-end management investment company which was organized as a trust under the laws of the State of New York, registered under the 1940 Act. At August 31, 2007, all investors in the Portfolio were funds advised by the manager of the fund and/or its affilliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates fair value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

          (d) Income Taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company, (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Tax Free Reserves Portfolio 2007 Annual Report	49

Notes to Financial Statements (continued)

          Under the investment management agreement, the Portfolio pays investment management fees, calculated daily and paid monthly, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services LMPFA pays the subadvisor 70% of the net management fee it receives from the Portfolio.

          During the year ended August 31, 2007, the Portfolio had a voluntary expense limitation in place of 0.15% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2007, LMPFA waived a portion of its fee in the amount of $189,146, In addition, during the year ended August 31, 2007, the Portfolio was reimbursed for expenses amounting to $52,416.

          On July 10, 2006, a retirement plan applicable to the Portfolio was amended by the Board then overseeing the Portfolio (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. All of the Trustees comprising the Previous Board (and who had not elected to retire as of April 2007) elected to receive benefits under the amended plan. Each fund overseen by the Previous Board (including the Portfolio) paid its pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the funds an amount equal to 50% of these benefits. The Portfolio’s allocable share of benefits under this amendment was $7,814. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.

          Certain officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2007, for federal income tax purposes, amounted to $1,815,550,618.

4. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients

50	Tax Free Reserves Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

Tax Free Reserves Portfolio 2007 Annual Report	51

Notes to Financial Statements (continued)

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Portfolio or the ability of the Portfolio’s investment manager and its affiliates to continue to render services to the Portfolio under their respective contracts.

          On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have the ability to appeal this order.

5. Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

          On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

          The Subject Trust is also named in the complaint as a nominal defendant.

          The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of

52	Tax Free Reserves Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed a notice of appeal.

* * *

          On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Portfolio’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Portfolio. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Portfolio under its contract.

6. Special Investor Meeting and Reorganization

Investors approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Portfolio were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing and soliciting proxies. The portions of these costs borne by the Portfolio and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

Tax Free Reserves Portfolio 2007 Annual Report	53

Notes to Financial Statements (continued)

7. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio was September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Portfolio has determined that adopting FIN 48 will not have a material impact on the Portfolio’s financial statements.

* * *

          On September 20, 2006, FASB released Statement of Financial Accounting Standards No.157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

8. Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Portfolio.

54	Tax Free Reserves Portfolio 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax Free Reserves Portfolio, a series of Master Portfolio Trust as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio as of August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2007

Tax Free Reserves Portfolio 2007 Annual Report	55

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 21 through 26 of this report.

56	Tax Free Reserves Portfolio

CitiSM Institutional Tax Free Reserves

TRUSTEES
Elliot J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

INVESTMENT MANAGER
(OF TAX FREE RESERVES
PORTFOLIO)
Legg Mason Partners Fund
Advisor, LLC

SUBADVISER
Western Assset
Management Company

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust
Company

TRANSFER AGENTS
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

This report is submitted for the general information of the shareholders of CitiSM Institutional Tax Free Reserves.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2007 Legg Mason Investor Services, LLC

Member FINRA, SIDC

FDXX010354 10/07    SR07-419

CitiSM
Institutional Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners
Institutional Trust, a Maryland business trust.

CitiSM INSTITUTIONAL TAX FREE RESERVES
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the
SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.,
and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2006 and August 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,500 in 2006 and $77,200 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $912 in 2006 and $18,000 in 2007. These services consisted of procedures performed in connections with the Resignation of PwC as the Registrant’s principal accountant were rendered in 2006 and the services consisting of procedures performed in connection with the Re-domiciliation of the various reviews of the Prospectus, Supplements, and Consent Issuances related to the N-1A filings for the LMP Funds were rendered in 2007.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $1,763 in 2006 and $19,400 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Institutional Trust (formerly known as CitiFunds Institutional Trust).

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	November 7, 2007

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	November 7, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	November 7, 2007